Lehman Selected Growth Stock Portfolio
Supplement dated October 9, 1995
to Prospectus dated November 28, 1994


Lehman Brothers Global Asset Management, Inc., the Fund's investment adviser, entered into an Asset Purchase Agreement on October 9, 1995 with AMT Capital Advisers and Delphi Asset Management, Inc. to transfer its business relating to the Fund to AMT Capital Advisers. The Asset Purchase Agreement contemplates that, subject to approval by the Board of Directors of the Company and the shareholders of the Fund, the Fund would be reorganized as a new portfolio of AMT Capital Fund. It is contemplated that the transaction would be completed by early 1996. The new AMT Capital Fund portfolio would continue to be managed by Susan Hirsch, who would join Delphi Asset Management, the sub-adviser for the newly created portfolio. AMT Capital Advisers, Inc. would be the investment adviser and AMT Capital Services, Inc. would serve as distributor for the new portfolio.



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